EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the use in this Registration Statement on Form S-1 of our report dated February 23, 2001 relating to the financial statements of Struthers, Inc. for each of the three years in the period ended December 31, 2000 and the reference to our firm under the caption "Experts" in the accompanying prospectus.



                                                /s/ Rotenberg & Company, LLP
                                                ----------------------------
                                                Rotenberg & Company, LLP
                                                Certified Public Accountants

Rochester, New York
April 10, 2001








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